                                                 Oppenheimer CAPITAL PRESERVATION FuND
                                                Supplement dated April 23, 2002 to the
                                                  Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.   The Prospectus supplements dated February 28, 2002 and March 18, 2002 are deleted and replaced by this supplement.

2    The following sentence in the paragraph following the caption "Fees and Expenses of the Fund" on page 9 is deleted and replaced by the following: "The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2001, as restated
     to reflect the change in "Distribution and/or Service (12b-1) Fees" for Class N shares from 0.25% to 0.50% per annum, effective
     November 1, 2001."

3.   The following is added on page 17 under the section captioned "How the Fund is Managed - Portfolio Managers":

     Portfolio Managers. Effective April 23, 2002, the Fund is managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. Mr.
     Manioudakis is a Senior Vice President of the Manager. Prior to joining the Manager in April 2002, he was Executive Director and
     portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (from August 1993 to April
     2002).

April 23, 2002                                                                                  PS0755.012